UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2024

GETTY IMAGES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41453	87-3764229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 5th Ave S. Suite 400 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GETY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2024, upon the recommendation of its Nomination and Corporate Governance Committee, the Board of Directors (the “Board”) of Getty Images Holdings, Inc. (the “Company”) increased the size of the Board from ten to eleven members, and, effective April 10, 2024, appointed Tracy Knox as a director to fill the newly created vacancy. Ms. Knox will serve as a Class II director and will be up for re-election at the Company’s upcoming 2024 Annual Meeting of Shareholders. Ms. Knox will not initially serve on any committees.

Ms. Knox served as the Chief Financial Officer of Rover Group, the world’s largest online marketplace for pet care from 2017 through its public listing and SPAC merger in 2021, eventually retiring at the end of 2022. Previously, Ms. Knox served as Chief Financial Officer of Rightside, a leading domain name service company from its public listing in 2014 until its sale in 2017, as Chief Financial Officer at A Place for Mom from 2013 until 2014, as Chief Financial Officer at UIEvolution from 2011 until 2013, and at drugstore.com from 2003, including as Chief Financial Officer from 2008 until 2011.

Ms. Knox has also served on the boards of Babylist since 2021 and Pet Partners since 2023. Ms. Knox holds a B.S. in Accounting from Indiana University and a MBA with Honors from University of Washington.

Ms. Knox will receive compensation in accordance with the Company’s Non-Employee Directors Annual Compensation Program.

There are no arrangements or understandings between Ms. Knox and any other person pursuant to which she was elected as a director. There are no transactions and no proposed transactions between Ms. Knox and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Knox will enter in to the Company’s standard form of indemnification agreement. The form of indemnification agreement was filed as Exhibit 10.9 to the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on July 28, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2024	GETTY IMAGES HOLDINGS, INC.

	By:	/s/ Kjelti Kellough
	Name:	Kjelti Kellough
	Title:	Senior Vice President, General Counsel, and Corporate Secretary